CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

DOVE ENERGY INC.

Dear Sirs:

We hereby consent to the use in this Registration Statement on Form 20-F of our Auditor’s Report dated September 9, 2008 with respect to the balance sheets of Dove Energy Inc. as of December 31, 2007 and 2006 and the statements of loss, changes in stockholder’s equity and cash flows for each of the years ended December 31, 2007 and 2006 and for the eleven month period ended December 31, 2005 which is contained in this Form 20-F of Dove Energy Inc. for the fiscal year ended December 31, 2007.

MEYERS NORRIS PENNY LLP

Chartered Accountants

Calgary, Canada

February 4, 2009